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                                                                   EXHIBIT 10.43

                               AMENDMENT NO. 1 TO
                             FISCAL AGENCY AGREEMENT

     This AMENDMENT NO. 1 TO FISCAL AGENCY AGREEMENT (this "AMENDMENT") dated as of February 21, 2002, is by and among iBASIS, INC., a Delaware corporation (together with its permitted successors and assigns, the "COMPANY"), iBASIS GLOBAL, INC., a Delaware corporation (together with its permitted successors and assigns, "iBASIS GLOBAL", and collectively with the Company, the "ISSUER"), and U.S. BANK NATIONAL ASSOCIATION, as the fiscal agent, paying agent, note registrar and authenticating agent (in such capacity, together with its permitted successors and assigns, the "FISCAL AGENT").

     WHEREAS, the Issuer and the Fiscal Agent are parties to a Fiscal Agency Agreement dated as of January 30, 2003 (as amended and in effect from time to time, the "FISCAL AGENCY AGREEMENT"), pursuant to which the Issuer appointed the Fiscal Agent to act as paying agent, registrar and transfer agent in respect of the Issuer's 11.5% Senior Secured Notes due 2005 (the "NOTES");

     WHEREAS, the Issuer and the Fiscal Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Fiscal Agency Agreement to increase the principal amount of the Notes that may be issued thereunder in accordance with Section 17(a)(vii) thereof; and

     WHEREAS, capitalized terms which are used herein without definition and which are defined in the Fiscal Agency Agreement shall have the same meanings herein as in the Fiscal Agency Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Fiscal Agent hereby agree as follows:

     Section 1. AMENDMENT TO SECTION 3(a) OF THE FISCAL AGENCY AGREEMENT.
Section 3(a) of the Fiscal Agency Agreement is hereby amended to substitute "U.S. $28,750,000" for "U.S. $15,100,000."

     Section 2. AMENDMENT TO SECTION 17(a)(vii) OF THE FISCAL AGENCY AGREEMENT.
Section 17(a)(vii) of the Fiscal Agency Agreement is hereby deleted in its entirety.

     Section 3. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Fiscal Agency Agreement remain in full force and effect.

     Section 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

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     Section 5. MISCELLANEOUS. THIS AMENDMENT SHALL FOR ALL PURPOSES BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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                                       -2-

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                              THE ISSUER:


                                              iBASIS, INC.


                                              By:      /s/ Ofer Gneezy
                                                 -------------------------------
                                                 Name: Ofer Gneezy
                                                 Title: President and Chief
                                                 Executive Officer


                                              iBASIS GLOBAL, INC.


                                              By:      /s/ Richard Tennant
                                                 -------------------------------
                                                 Name: Richard Tennant
                                                 Title: Treasurer and Chief
                                                        Financial Officer


                                              THE FISCAL AGENT:


                                              U.S. BANK NATIONAL ASSOCIATION


                                              By:      /s/ John A. Brennan
                                                 -------------------------------
                                                 Name: John A. Brennan
                                                 Title: Trust Officer